FRANKLIN VALUE INVESTORS TRUST
                  (FRANKLIN MICROCAP VALUE FUND-NEW SERIES)
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                             LOCATION

EX-99.B1(i)          Agreement and Declaration of Trust      *
                     dated September 11, 1989

EX-99.B2(i)          By-Laws                                 *


EX-99.B5(i)          Management Agreement dated April 2,     *
                     1990

EX-99.B5(ii)         Form of Management Agreement            *

EX-99.B6(i)          Distribution Agreement dated April 12,  *
                     1990

EX-99.B6(ii)         Forms of Dealer Agreements between      *
                     Registrant and Franklin/Templeton
                     Distributors, Inc.

EX-99.B8(i)          Custodian Agreement dated June 12, 1991 *

EX-99.B8(ii)         Copy of Custodian Agreement between     *
                     Registrant and Citibank Delaware

EX-99.B8(iii)        Amendment to Custodian Agreement        *
                     between Registrant and Bank of America
                     NT & SA dated April 12, 1995

EX-99.10(i)          Opinion and Consent dated December 1,   *
                     1989

EX-99.11(i)          Consent of Independent Auditors         Attached

EX-99.13(i)          Letter of Understanding relating to     *
                     Initial Capital dated November 17, 1989

EX-99.13(ii)         Letter of Understanding relating to     Attached
                     Initial Capital dated November 29, 1995

EX-99.14(i)          Copy of Model Retirement Plan           *

EX-99.15(i)          Amended and Restated Distribution Plan  *
                     Pursuant to Rule 12b-1 dated July 1,
                     1993

EX-99.15(ii)         Form of Distribution Plan pursuant to   Attached
                     Rule 12b-1

EX-99.17(i)          Power of Attorney dated September 18,   *
                     1995

Ex-99.17(ii)         Certificate of Secretary dated          *
                     September 18, 1995


*Incorporated by Reference